                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 08, 1999
                    Capita Equipment Receivables Trust 1996-1


   A New York                 Commission File              I.R.S. Employer
   Corporation                No. 333-08645                 No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                        Telephone Number (973) 606-3500

Items. 5  Other


Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date: April 8, 1999   Payment Date: April 15, 1999
Collection Period:  March 31, 1999


    I.    Information Regarding the Contracts

        1.   Contract Pool Principal Balance
             a.    Beginning of Collection Period                                $      668,369,630.10
             b.    End of Collection Period                                      $      616,163,616.37
             c.    Reduction for Collection Period                               $       52,206,013.73
        2.   Delinquent Scheduled Payments
             a.    Beginning of Collection Period                                $       25,900,763.95
             b.    End of Collection Period                                      $       22,117,248.37
        3.   Liquidated Contracts
             a.    Number of Liquidated Contracts                                                  549
                   with respect to Collection Period                             ----------------------
             b.    Required Payoff Amounts of Liquidated Contracts               $        4,313,858.26
             c.    Total Reserve for Liquidation Expenses                        $                   -
             d.    Total Liquidation Proceeds Received (1)                       $        1,247,100.10
             e.    Liquidation Proceeds Allocated to Owner Trust                 $          819,164.06
             f.    Liquidation Proceeds Allocated to Depositor                   $          427,936.04
             g.    Current Realized Losses                                       $        3,494,694.20
        4.   Prepaid Contacts
             a.    Number of Prepaid Contracts with respect                                      1,633
                   to Collection Period                                          ---------------------
             b.    Required Payoff Amounts of Prepaid Contracts                  $        5,395,065.18
        5.   Purchased Contracts (by TCC)
             a.    Number of Contracts Purchased by TCC with                                         0
                   respect to Collection Period
             b.    Required Payoff Amounts of Purchased Contracts                $                0.00


        6.   Delinquency Status of Contracts (End of Collection Period)




                                       ---------------------------------------------------------------------------------------
                                                                                                        % of Aggregate
                                        Number of          % of                 Aggregate Required      Required Payoff
                                        Contracts         Contracts                Payoff Amounts            Amounts
                                       ---------------------------------------------------------------------------------------

             a.    Current              73,732              88.66%               $ 568,723,589.93             89.10%
             b.    31-60 days            4,319               5.19%               $  37,256,385.70              5.84%
             c.    61-90 days            2,068               2.49%               $  14,798,127.52              2.32%
             d.    91-120 days           1,136               1.37%               $   6,889,596.55              1.08%
             e.    120+ days             1,910               2.30%               $  10,613,165.04              1.66%
             f.    Total                83,165             100.00%               $ 638,280,864.74            100.00%




                                  Page 3 of 9




        7.   Historical Delinquency Experience with Respect to Contracts



---------------------------------------------------------------------------------------------------------------------

                      % of                % of                   % of                   % of
                     Aggregate            Aggregate              Aggregate             Aggregate
                   Required Payoff      Required Payoff        Required Payoff       Required Payoff
                      Amounts              Amounts                Amounts               Amounts
Collection
  Periods         31-60 Days Past Due  61-90 Days Past Due   91-120 Days Past Due    120+ Days Past Due
---------------------------------------------------------------------------------------------------------------------

 3/31/99               5.84%                  2.32%               1.08%                  1.66%
 2/28/99               6.98%                  2.44%               1.30%                  1.80%
 1/31/99               6.09%                  2.24%               1.17%                  1.74%
12/31/98               5.94%                  1.90%               1.23%                  1.45%
11/30/98               6.15%                  1.94%               0.92%                  1.30%
10/31/98               4.92%                  1.55%               0.90%                  1.28%
 9/30/98               4.39%                  1.47%               0.91%                  1.24%
 8/31/98               4.08%                  1.59%               0.83%                  1.00%
 7/31/98               4.04%                  1.42%               0.82%                  1.17%
 6/30/98               3.90%                  1.37%               0.77%                  1.41%
 5/31/98               4.46%                  1.51%               0.80%                  1.41%
 4/30/98               4.47%                  1.54%               0.98%                  1.25%
 3/31/98               3.85%                  1.61%               0.98%                  1.12%
 2/28/98               6.83%                  2.00%               0.79%                  1.09%
 1/31/98               4.39%                  1.21%               0.65%                  0.94%
12/31/97               3.50%                  1.25%               0.54%                  0.85%
11/30/97               2.78%                  0.42%               0.24%                  0.16%
10/31/97               3.64%                  1.07%               0.45%                  0.73%
 9/30/97               3.21%                  0.95%               0.48%                  0.82%
 8/31/97               3.58%                  0.95%               0.50%                  0.80%
 7/31/97               3.11%                  0.90%               0.53%                  0.78%
 6/30/97               3.53%                  0.90%               0.57%                  0.69%
 5/31/97               3.06%                  0.99%               0.58%                  0.63%
 4/30/97               2.99%                  1.08%               0.47%                  0.64%
 3/31/97               3.73%                  0.96%               0.46%                  0.61%
 2/28/97               3.70%                  0.97%               0.55%                  0.55%
 1/31/97               3.27%                  0.97%               0.49%                  0.40%
12/31/96               4.10%                  0.96%               0.39%                  0.20%
11/30/96               3.49%                  0.83%               0.34%                  0.00%
10/31/96               2.90%                  0.64%               0.01%                  0.01%


   8.  Historical Loss Experience With Respect to Contracts


                                             ------------------------------------------------------------------------------------
                                                Collection       3 Collection         6 Collection Periods     Cumulative Since
                                                  Period        Periods Ending               Ending              Cut-off Date
                                                 March-99          March-99                 March-99

                                             ------------------------------------------------------------------------------------

    a.  Number of Liquidated
        Contracts                                   549             1,356                    2,794                 18,565
    b.  Number of Liquidated
        Contracts as a Percentage
        of Initial Contracts                     0.196%            0.483%                   0.996%                 6.615%
    c.  Required Payoff Amounts of
        Liquidated Contracts                   4,313,858          9,605,214               18,998,436            112,792,309
    d.  Liquidation Proceeds Allocated
        to Owner Trust                          819,164           2,975,758                6,430,790             26,287,608
    e.  Aggregate Current Realized
        Losses                                 3,494,694          6,629,456               12,567,646             86,504,701
    f.  Aggregate Current Realized
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance                        0.110%            0.208%                   0.395%                 2.716%

   II.   Information Regarding the Securities

        1.   Summary of Balance Information



         --------------------------------------------------------------------------------------------------------------------------
                                           Principal Balance as    Class Factor as     Principal Balance as   Class Factor as of
              Class             Coupon       of April 15, 1999    of April 15, 1999      of March 15, 1999     of March 15, 1999
                                 Rate          Payment Date          Payment Date          Payment Date         Payment Date
         --------------------------------------------------------------------------------------------------------------------------

    a.  Class A-1 Notes         5.6000%             $0.00                0.00000                $0.00              0.00000
    b.  Class A-2 Notes         5.9500%             $0.00                0.00000                $0.00              0.00000
    c.  Class A-3 Notes         6.1100%             $0.00                0.00000           $ 19,891,065.75         0.03018
    d.  Class A-4 Notes         6.2800%        $364,121,535.75           0.90980           $400,220,000.00         1.00000
    e.  Class B Notes           6.5700%        $178,500,000.00           1.00000           $178,500,000.00         1.00000
    f.  Equity Certificates     6.7500%        $ 95,659,329.00           0.75021           $ 95,659,329.00         0.75021
    g.  Total                     N.A.         $638,280,864.75           0.20039           $694,270,394.75         0.21797


 Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $638,280,864.75 and the CCA Balance is $71,410,377.69.



 2. Monthly Principal Amount
    a.  Principal Balance of Notes and Equity Certificates
        (End of Prior Collection Period)                                              $     694,270,394.75
    b.  Contract Pool Principal Balance (End of Collection Period)                    $     616,163,616.37
    c.  Monthly Principal Amount                                                      $      78,106,778.38
 3.  Gross Collections
    a.  Scheduled Payments Received                                                   $      50,737,173.29
    b.  Liquidation Proceeds Allocated to Owner Trust                                 $         819,164.06
    c.  Required Payoff Amounts of Prepaid Contracts                                  $       5,395,065.18
    d.  Required Payoff Amounts of Purchased Contracts                                $               0.00
    e.  Proceeds of Clean-up Call                                                     $                  -
    f.  Investment Earnings on Collection Account and Note Distribution Account       $         143,274.18
    g.  Extension Fees Allocated to Owner Trust                                       $           3,786.98
    h.  Total Gross Collections (sum of (a) through (g))                              $      57,098,463.69
 4.  Determination of Available Funds
    a.  Total Gross Collections                                                       $      57,098,463.69
    b.  Withdrawal from Cash Collateral Account                                       $       3,298,419.25
    c.  Total Available Funds                                                         $      60,396,882.94


        5.   Application of Available Funds

    ---------------------------------------------------------------------------------------------
         Item                               Amount                   Remaining Available Funds
    ---------------------------------------------------------------------------------------------
    a.  Total Available Funds                                           $   60,396,882.94
    b.  Servicing Fee                      $    696,218.36              $   59,700,664.58
    c.  Interest on Notes:
        i)     Class A-1 Notes             $             -              $   59,700,664.58
        ii)    Class A-2 Notes             $             -              $   59,700,664.58
        iii)   Class A-3 Notes             $    101,278.68              $   59,599,385.90
        iv)    Class A-4 Notes             $  2,094,484.67              $   57,504,901.23
        v)     Class B Notes               $    977,287.50              $   56,527,613.73
    d.  Interest on Equity
        Certificates                       $    538,083.73              $   55,989,530.00
    e.  Principal of Notes and
        Equity Certificates:
        i)     Class A-1 Notes             $             -              $   55,989,530.00
        ii)    Class A-2 Notes             $             -              $   55,989,530.00
        iii)   Class A-3 Notes             $ 19,891,065.75              $   36,098,464.25
        iv)    Class A-4 Notes             $ 36,098,464.25              $               -
        v)     Class B Notes               $             -              $               -
        vi)    Equity Certificates         $             -              $               -
    f.  Deposit to Cash
        Collateral Account                 $             -              $               -
    g.  Amount to be applied in
        accordance with CCA
        Loan Agreement                     $             -              $               -
    h.  Balance, if any, to Equity
        Certificates                       $             -              $               -


  III. Information Regarding the Cash Collateral Account

     1.   Balance Reconciliation



             -----------------------------------------------------------------------------------------------
                                                                                             April 15, 1999
                                         Item                                                 Payment Date
             -----------------------------------------------------------------------------------------------

             a. Available Cash Collateral Amount (Beginning)                              $  79,370,335.06
             b. Deposits to Cash Collateral Account                                       $              -
             c. Withdrawals from Cash Collateral Account                                  $   3,298,419.25
             d. Releases of Cash Collateral Account Surplus
                (Excess, if any of (a) plus (b) minus (c) over (f))                       $   4,661,578.12
             e. Available Cash Collateral Amount (End)
                (Sum of (a) plus (b) minus (c) minus (d))                                 $  71,410,337.69
             f. Requisite Cash Collateral Amount                                          $  71,410,337.69
             g. Cash Collateral Account Shortfall
                (Excess, if any, of (f) over (e))                                         $              -
        2.      Calculation of Requisite Cash Collateral Amount
             a. For Payment Dates from, and including, the
                November 1996 Payment Date  to,
                and including, the October 1997 Payment Date
                1) Initial Cash Collateral Amount                                         $ 207,040,000.00
             b. For Payment Dates from, and including, the
                November 1997 Payment Date until
                the Final Payment Date, the sum of
                1) 8% of the Contract Pool Principal Balance                              $  49,293,089.31
                2) The Aggregate Principal Balance of the Notes                           $  22,117,248.38
                and the Equity Certificate Balance less the
                Contract Pool Principal Balance
                3) Total ((1) plus (2))                                                   $  71,410,337.69
             c. Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal
                Balance ($63,704,600); and
                2) the Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance                                        $  63,704,600.00
             d. Requisite Cash Collateral Amount
        3.      Calculation of Cash Collateral Account Withdrawals                        $  71,410,337.69
             a. Interest Shortfalls                                                       $              -
             b. Principal Deficiency Amount                                               $   3,298,419.25
             c. Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates                                     $              -
             d. Total Cash Collateral Account Withdrawals                                 $   3,298,419.25

   IV.  Information Regarding Distributions on Securities


            --------------------------------------------------------------------------------------------------
                              Distribution                   Class A-1          Class A-2        Class A-3
                                 Amounts                      Notes              Notes             Notes
            --------------------------------------------------------------------------------------------------

            1. Interest Due                                $        -          $        -      $    101,278.68
            2. Interest Paid                               $        -          $        -      $    101,278.68
            3. Interest Shortfall                          $        -          $        -      $             -
               ((1) minus (2))
            4. Principal Paid                              $        -          $        -      $ 19,891,065.75
            5. Total Distribution Amount                   $        -          $        -      $ 19,992,344.42
               ((2) plus (4))




            -------------------------------------------------------------------------------------------------------------
                  Distribution                     Class A-4         Class B             Equity
                     Amounts                        Notes            Notes            Certificates            Totals
            -------------------------------------------------------------------------------------------------------------

            1. Interest Due                     $ 2,094,484.67     $ 977,287.50      $ 538,083.73         $  3,711,134.57
            2. Interest Paid                    $ 2,094,484.67     $ 977,287.50      $ 538,083.73         $  3,711,134.57
            3. Interest Shortfall               $            -     $          -      $          -         $             -
               ((1) minus (2))
            4. Principal Paid                   $ 36,098,464.25    $          -      $          -         $ 55,989,530.00
            5. Total Distribution Amount        $ 38,192,948.92    $ 977,287.50      $ 538,083.73         $ 59,700,664.56
               ((2) plus (4))

    V.      Information Regarding Other Pool Characteristics




             ---------------------------------------------------------------------------------------------
                                                           As of End of                  As of End of
                           Item                             March-99                     February-99
                                                        Collection Period              Collection Period
             ---------------------------------------------------------------------------------------------
        1.   Original Contract Characteristics
             a.    Original Number of Contracts              280,634                         N.A.
             b.    Cut-Off Date Contract Pool
                   Principal Balance                      3,185,229,329                      N.A.
             c.    Original Weighted Average
                   Remaining Term                          38.6 months                       N.A.
             d.    Weighted Average
                   Original Term                           56.1 months                       N.A.
        2.   Current Contract Characteristics
             a.    Number of Contracts                        83,165                        89,493
             b.    Average Contract
                   Principal Balance                          7,409                          7,468
             c.    Weighted Average
                   Remaining Term                              23.6                          24.0

   VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule


             --------------------------------------------
                                            Since Issue
               Period                          CPR
             --------------------------------------------

               0              Oct-96
               1              Nov-96         10.866%
               2              Dec-96          7.964%
               3              Jan-97          8.606%
               4              Feb-97          8.254%
               5              Mar-97          7.615%
               6              Apr-97          7.211%
               7              May-97          8.268%
               8              Jun-97          7.752%
               9              Jul-97          7.784%
              10              Aug-97          7.781%
              11              Sep-97          7.506%
              12              Oct-97          7.348%
              13              Nov-97          7.346%
              14              Dec-97          6.629%
              15              Jan-98          6.741%
              16              Feb-98          7.251%
              17              Mar-98          6.870%
              18              Apr-98          7.200%
              19              May-98          7.072%
              20              Jun-98          6.870%
              21              Jul-98          7.232%
              22              Aug-98          7.327%
              23              Sep-98          7.253%
              24              Oct-98          7.147%
              25              Nov-98          7.198%
              26              Dec-98          7.079%
              27              Jan-99          7.208%
              28              Feb-99          7.415%
              29              Mar-99          7.485%
              30              Apr-99          7.965%

  VII. Purchased, Liquidated and Paid Contracts
       A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 15, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
        Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                       Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Thomas G. Adams
                                 ----------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting